LEGG MASON PARTNERS VARIABLE EQUITY TRUST

SUPPLEMENT DATED APRIL 11, 2022

TO THE SUMMARY PROSPECTUS, PROSPECTUS AND

STATEMENT OF ADDITIONAL INFORMATION

DATED MAY 1, 2021

OF FRANKLIN MULTI-ASSET DYNAMIC MULTI-STRATEGY VIT

Franklin Multi-Asset Dynamic Multi-Strategy VIT (the “Fund”) no longer intends to proceed with the previously announced reorganization of the Fund into Franklin VolSmart Allocation VIP Fund or with the associated repositioning of the Fund’s portfolio.

Fund management intends to propose the liquidation of the Fund, subject to the approval of the Fund’s Board of Trustees.

Please retain this supplement for future reference.

FTXX865609